Exhibit 10.1

TELESAT CANADA

- and -

ECHOSTAR CORPORATION

NIMIQ 5 WHOLE RF CHANNEL SERVICE AGREEMENT

Dated as of September 15, 2009

Nimiq 5 Whole RF Channel Service Agreement

TABLE OF CONTENTS

Article 1.0              Definitions

Article 2.0              Service Commitment

Article 3.0              Representations and Warranties

Article 4.0              Additional Covenants and Termination

Article 5.0              ***

Article 6.0              Frequency Coordination and Satellite Configuration

Article 7.0              Intentionally Omitted

Article 8.0              Miscellaneous

SCHEDULES:

Schedule 1            Terms And Conditions For Full Period

Whole RF Channel Service On The Nimiq 5 Satellite

Schedule 2            Performance Specifications

Schedule 3            Availability of *** RF Channels

Schedule 4            Advanced Payments

Schedule 5            MOA Transition Provisions

Schedule 6            Access Requirements

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

i

NIMIQ 5 WHOLE RF CHANNEL SERVICE AGREEMENT

This whole RF channel service agreement is made as of September 15, 2009 (hereinafter referred to as the “Execution Date”), by and between TELESAT CANADA, a Canadian corporation with offices located at 1601 Telesat Court, Gloucester, Ontario K1B 5P4, Canada (hereinafter collectively referred to with its permitted assigns and successors in interest as “Telesat”), and ECHOSTAR CORPORATION, a Nevada corporation with offices located at 100 Inverness Terrace East, Englewood, CO 80112, in the United States of America (hereinafter collectively referred to with its permitted assigns and successors in interest as “Customer”).

WHEREAS Customer has agreed to subscribe for, and Telesat has agreed to furnish to Customer, certain RF channel services operating on the 17/12 GHz Frequency Band on the Nimiq 5 Satellite at the rates and subject to the other terms and conditions specified herein.

NOW THEREFORE in consideration of the mutual agreements contained in this Agreement and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the Parties agree as follows:

ARTICLE 1.0 — DEFINITIONS

1.1          As used in this Agreement and the recitals hereto, the following terms shall have the following meanings:

“4.5 Underutilization Circumstance” shall have the meaning ascribed to that term in Section 4.5(a).

“4.5(c) End of Right Date” shall have the meaning ascribed to that term in Section 4.5(c).

“Advanced Payments” shall have the meaning ascribed to that term in Section 2.4.

“Agreement” means this whole RF channel service agreement and all schedules, appendices and instruments in amendment of it; “hereof”, “hereto”, “herein” and “hereunder” and similar expressions mean and refer to this Agreement and not to any particular Article or Section; “Article” or “Section” of this Agreement followed by a number means and refers to the specified Article or Section of this Agreement.

“Alternate Capacity Rights” shall have the meaning ascribed to that term in Section 5.2.

“Authorization” means any authorization, order, permit, approval, forbearance decision, grant, licence, consent, right, franchise, privilege or certificate of any Governmental Entity of competent jurisdiction, whether or not having the force of law.

***

“BSS” means the 17/12 GHz frequency band.

“Canadian Authorizations” means all Authorizations of Canadian Governmental Entities and/or Canadian Persons, including without limitation the DBS Slot License, the Radio Authorization and any and all other Canadian notifications, licenses, permits, authorizations, approvals and consents now or hereafter required (a) for Telesat to provide the Customer RF Channel Services to Customer under the terms and conditions of this Agreement, and (b) to the

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

extent required under Canadian law, for Customer to (i) uplink from the United States to, and downlink into the United States from, the Nimiq 5 Satellite at the Orbital Position, and (ii) use the Customer RF Channel Services for the Intended Purpose.  “Canadian Authorizations” specifically do not include any United States Authorizations, but shall include any and all Authorizations (including without limitation Authorizations of the International Telecommunication Union but excluding United States Authorizations) to the extent required to obtain or maintain a Canadian Authorization.

“Customer” shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

“Customer 4.5 Offer” shall have the meaning ascribed to that term in Section 4.5(a).

“Customer 4.5 Replacement Satellite” shall have the meaning ascribed to that term in Section 4.5(a).

“Customer 4.5 Replacement Services” shall have the meaning ascribed to that term in Section 4.5(a).

“Customer 5.4 Offer” shall have the meaning ascribed to that term in Section 5.4(c).

“Customer RF Channel Service(s)” shall have the meaning ascribed to that term in Section 2.1(a).

“DBS Slot License” means the Approval in Principle granted on 17 December 2003 (as amended on 28 December 2006) by Industry Canada pursuant to the Radiocommunication Act (Canada) and any Radio Authorizations associated therewith which authorize Telesat to operate a direct broadcast satellite at the Orbital Position.

“Decommissioned” means the permanent removal from service of a satellite.

“Earliest Termination Date” shall have the meaning ascribed to that term in Section 5.3.

“Effective Date” shall have the meaning ascribed to that term in Section 8.9 hereto.

“EOL” means the permanent removal from service of the Nimiq 5 Satellite.

***

“Execution Date” shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

“FCC” means the United States Federal Communications Commission and any successor agency thereto.

“FCC Approval” means the FCC Authorization required for Customer to (a) uplink from the United States to, and downlink into the United States from, the Nimiq 5 Satellite at the Orbital Position, and (b) use the Nimiq 5 Satellite for the Intended Purpose.

“First Service Date” shall have the meaning ascribed to that term in Section 2.1(a) hereto

***

“Governmental Entity” means any (i) multinational, federal, provincial, state, municipal, local or other government, governmental or public department, central bank, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) any subdivision, agent, commission, board, or authority of any of the foregoing; or (iii) any quasi-governmental or

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

private body validly exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, in each case in the proper exercise of its governmental authority.

“Initial Term” shall have the meaning ascribed to that term in Section 2.2.

***

“Intended Purpose” means the use of the Nimiq 5 Satellite at the Orbital Position to provide ***

***

“LIBOR” means the interest rate per annum, for three month deposits of United States Dollars made to prime banks in the London interbank market calculated on the basis of the actual number of days elapsed divided by 360.  For greater certainty, the LIBOR rate on a given date will be established by reference to the British Bankers Association web page (http://bankfacts.org.uk/public/libor), providing information on historical LIBOR rates or such other web page as may replace it from time to time.

“Manufacturer Termination for Default Date” shall have the meaning ascribed to that term in Section 4.2(b).

***

“Nimiq 5 Satellite” means the communications satellite that includes a BSS-band communications payload, presently designated within Telesat as “Nimiq 5”, ***.

***

“Orbital Position” means the 72.7° West Longitude orbital position.

“Parties” means Telesat, Customer and any other person who may become party to this Agreement and “Party” means any one of them.

***

“Performance Specifications” means the performance specifications for the BSS payload set forth in Schedule 2.

“Person” means an individual, partnership, limited liability company, corporation, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Entity and pronouns have similarly extended meaning.

“Radio Authorization” means the authorization of the Minister of Industry (Canada) pursuant to the Radiocommunication Act (Canada) required for Telesat to operate the Nimiq 5 Satellite at the Orbital Position, which authorization does not contain any conditions, restrictions or limitations that would prevent Customer from using the Nimiq 5 Satellite for the Intended Purpose.

“Reduction Notice” shall have the meaning ascribed to that term in Section 2.1(b).

“Replacement Satellite” shall have the meaning ascribed to that term in Section 5.4(a).

“Replacement Services” shall have the meaning ascribed to that term in Section 5.4(a).

“Satellite Failure” means the total destruction, failure or loss of the Nimiq 5 Satellite during the Term hereof, ***

“Satellite Manufacturer” means Space Systems/Loral, Inc.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

“Satellite Purchase Agreement” means the satellite purchase agreement entered into by and between Telesat and the Satellite Manufacturer providing for the procurement by Telesat of the Nimiq 5 Satellite, as such agreement may be amended, modified, supplemented, restated or replaced from time to time.

“Satellite Service Commencement Date” means the date on which Telesat has conducted an acceptance inspection of the Nimiq 5 Satellite ***

“Service Commencement Date” shall have the meaning ascribed to that term in Section 2.1(a).

“Telesat” shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

“Term” shall have the meaning ascribed to that term in Section 2.2(a).

“Terms and Conditions” means the terms and conditions for Full Period Whole RF Channel Service on the Nimiq 5 Satellite set forth in Schedule 1.

“United States Authorizations” means all Authorizations, including without limitation FCC Approval, now or hereafter required from United States Governmental Entities for Customer to (a) uplink from the United States to, and downlink into the United States from, the Nimiq 5 Satellite at the Orbital Position, and (b) use the Nimiq 5 Satellite for the Intended Purpose.

1.2          Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the same meanings as in the Terms and Conditions.

1.3          Gender and Number.  Any reference in this Agreement to gender shall include all genders, and words importing the singular number only shall include the plural and vice versa.

1.4          Entire Agreement.  From and after the Effective Date, this Agreement, including Schedules 1, 2, 3, 4, 5 and 6 attached hereto, and the agreements referred to herein or delivered pursuant hereto (including without limitation *** being entered contemporaneously herewith) supersedes all prior agreements, term sheets, letters of intent, understandings, negotiations and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof; provided, however, for the avoidance of doubt the confidentiality provisions, including restrictions on the use of proprietary information (and associated remedy provisions) contained in any such prior agreements, term sheets, letters of intent, understandings, negotiations and discussions shall survive in accordance with their terms.  There are no representations, warranties, conditions or other agreements, express or implied, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement and the agreements referred to herein or delivered pursuant hereto.

1.5          Amendments.  This Agreement may only be amended, modified or supplemented by a written agreement signed by each of the Parties.

1.6          Incorporation of Schedules.  The schedules attached hereto shall for all purposes hereof form an integral part of this Agreement and are hereby incorporated by reference in their entirety.

1.7          Currency.  All dollar amounts referred to in this Agreement, ***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE 2.0 — SERVICE COMMITMENT

2.1          Service Commitment on Nimiq 5 Satellite

(a)   Customer hereby agrees to subscribe for, and Telesat hereby agrees to furnish to Customer, subject to the terms and conditions of this Agreement including, but not limited to, Section 2.1(b), thirty-two (32) *** Channel Services operating on the 17/12 GHz Frequency Band***, on the Nimiq 5 Satellite (hereinafter referred to individually as a “Customer RF Channel Service” and collectively as the “Customer RF Channel Services”) commencing as follows:

***

The date of commencement for each Customer RF Channel Service (as set forth above) is referred to herein as the “Service Commencement Date” for such Customer RF Channel Service, with the first such date hereunder being referred to herein as the “First Service Date.”

(b)   ***

2.2          Term, Satellite Service Commencement Date and Satellite Construction

(a)   Unless terminated earlier as provided herein, the term of this Agreement shall commence upon the Effective Date and shall expire on the date which is fifteen (15) years following the Satellite Service Commencement Date (the “Initial Term”).  Upon expiration of the Initial Term, and subject to issuance of a written notice from Customer to Telesat at least ninety (90) days before the expiration of the Initial Term, Customer shall be entitled to extend this Agreement on a month to month basis until EOL (the Initial Term, plus any such extended month to month term, the “Term”) on the same terms and conditions set out in this Agreement.

(b)   Telesat shall use commercially reasonable efforts to give Customer *** prior written notice of the Satellite Service Commencement Date and each Service Commencement Date and, to the extent the predicted date changes, promptly apprise Customer of any such change.  If Telesat fails to give Customer written notice of the Satellite Service Commencement Date and/or any Service Commencement Date prior to the Satellite Service Commencement Date and/or such Service Commencement Date, ***.  To the extent applicable, during the construction of the Nimiq 5 Satellite, Telesat shall *** provide Customer with quarterly reports summarizing the current status of the Nimiq 5 Satellite, including the then-scheduled dates for completing construction and launching the Nimiq 5 Satellite into orbit. Telesat shall promptly, and in no event later than *** after Telesat’s actual knowledge of the applicable change or development, advise Customer of any changes and other developments relating to the construction, operation, launch and performance of the Nimiq 5 Satellite which *** could be expected to result in the Customer RF Channel Services not meeting the Performance Specifications or delay the launch of the Nimiq 5 Satellite.  Notwithstanding the aforesaid, (i) all confidentiality requirements imposed by the satellite manufacturer and/or launch provider; and (ii) requirements imposed by an applicable Governmental Entity, including but not limited to requirements imposed by the United States Department of State, shall be complied with by Customer prior to delivery of any of the above information.  ***

(c)   To the extent applicable, Telesat shall provide Customer with *** notice of: (i) the pre-ship review, the launch readiness review, in-orbit testing, and the in-orbit testing review scheduled to be held between Telesat and the satellite manufacturer and/or conducted during construction and in-orbit check-out of the Nimiq 5 Satellite; and (ii) the launch readiness review and post-flight review scheduled to be held between Telesat and the launch service provider for the Nimiq 5 Satellite.  ***

***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

(d)   To the extent applicable, Telesat may during the construction of the Nimiq 5 Satellite request changes or waivers to the Performance Specifications.  Such changes and/or waivers shall be submitted in writing to Customer *** prior to the proposed date of change.  Customer shall notify Telesat in writing, ***  The Parties agree to amend the Performance Specifications forming Schedule 2 of this Agreement to conform with an approved or deemed approved waiver or change.  ***

(e)   To the extent applicable, Customer may during the construction of the Nimiq 5 Satellite request changes to the Performance Specifications.  Telesat agrees to work in good faith with Customer to implement its requested changes ***

Prior to implementing a Customer-requested change, Telesat shall provide in writing to Customer ***

(B)  if there is an impact on the construction schedule for the Nimiq 5 Satellite ***

(C)  the Parties will amend the Performance Specifications forming Schedule 2 of this Agreement to conform with the change.

(f)    Telesat’s program management for the Nimiq 5 Satellite will apply ***

2.3          Monthly Rate

(a)   Subject to Section 2.2(b) above, Customer shall pay, and there shall become due and payable, a monthly rate of *** for each Customer RF Channel Service furnished during the period commencing on and from the applicable Service Commencement Date until the date of the expiry of the Term.  For the purposes of Rebates for Interruption only***

(b)   Applicable Regulatory Fees in respect of the Customer RF Channel Service(s) as specified in Section C.5 of Schedule 1 shall be ***

2.4          Advanced Payments

(a)   Subject to Section 2.4(b) below, Customer shall pay to Telesat the advanced payments (“Advanced Payments”) as set forth in Schedule 4.

(b)   If Telesat gives Customer less than *** prior written notice of the due date *** for any Advanced Payment, Customer will pay such Advanced Payment on *** following receipt of such notice.  In the event that the number of Customer RF Channel Services is reduced in accordance with *** if and to the extent that any portion of the Advanced Payments is then due and outstanding, Customer shall be given a credit against said Advanced Payments in an amount equal to the Advanced Payments applicable to such reduction*** for each whole RF Channel Service that is reduced or, if and to the extent that Customer is then current on the Advanced Payments, Telesat shall *** refund to Customer the portion of the Advanced Payments applicable to such reduction*** for each whole RF Channel Service that is reduced.  If and at such point that the Advanced Payments then due and outstanding, taking into account such credits, if any, have been paid in full such that there is no further Advanced Payment then due and outstanding to be made against which such credit would apply, Telesat shall *** of the occurrence of such reduction *** refund such amount that has not been credited to Customer. *** In the event that this Agreement terminates in its entirety prior to the Satellite Service Commencement Date pursuant to Section 4.2(a), Section 4.2(b), Section 4.2(c), Section 4.2(d), Section 4.2(e) and/or Section G.3(b) of Schedule 1, or in the event of a Satellite Failure or launch failure as described in Section 3 of Schedule 5 to this Agreement, Telesat shall refund to Customer ***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

2.5          Terms and Conditions

The furnishing of the Customer RF Channel Services by Telesat shall be subject to the Terms and Conditions which the Parties hereby agree are incorporated by *** and constitute an integral part of this Agreement.

2.6          MOA Transition Provisions

The Parties acknowledge and agree that, while this Agreement will replace the “MOA” (as defined in Schedule 5 hereto) and related agreements referenced in an MOA Termination Agreement being entered contemporaneously herewith, ***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE 3.0 — REPRESENTATIONS AND WARRANTIES

3.1          Mutual Representations and Warranties

Each Party represents and warrants to the other Party as follows and acknowledges and confirms that the other Party is relying thereon without independent inquiry in entering into this Agreement:

(a)   Organization and Qualification.  It is a corporation duly incorporated, organized, continued or amalgamated, and validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization, continuance or amalgamation, as the case may be, and is duly qualified, licensed or registered to carry on business under the laws applicable to it in all jurisdictions in which the nature of its assets or business as currently conducted makes such qualification necessary or where the failure to be so qualified *** on its ability to perform its obligations hereunder.

(b)   Corporate Power.  It has all requisite corporate power and authority to execute and deliver this Agreement, to perform its respective obligations hereunder, to own its properties and to carry on its business as now conducted and to consummate the transactions contemplated hereby.

(c)   Authorizations, etc. The execution and delivery by it of this Agreement and the performance of its respective obligations hereunder, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all requisite corporate action.

(d)   Execution and Binding Obligation.  This Agreement has been duly executed and delivered by it and constitutes legal, valid and binding obligations of it, enforceable against it in accordance with its terms, except insofar as enforceability may be affected by applicable Laws relating to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting creditors’ rights generally or by principles governing the availability of equitable remedies.

(e)   No Breach or Violation.  The execution and delivery of this Agreement and performance of its respective obligations under this Agreement and compliance with the terms, conditions and provisions hereof will not conflict with or result in a breach of any of the terms, conditions or provisions of (i) its organizational or constating documents or by-laws; (ii) any applicable Law; (iii) any contractual restriction binding on it or affecting it or its properties (without regard to requirements of notice, passage of time or elections of any Person); or (iv) any judgement, injunction, determination or award which is binding on it.  It has not retained or authorized anyone to represent it as a broker or finder in connection with this Agreement.  In connection with its performance under this Agreement, it shall comply in all material respects with all applicable laws, regulations, or orders of any Governmental Entity.

(f)    Legal Proceedings.  There is no judgement or order outstanding, or any action, suit, complaint, proceeding or investigation by or before any Governmental Entity or any arbitrator pending, or to the best of its knowledge, threatened, which, if adversely determined, would be reasonably expected to have a material adverse effect on its ability to consummate the transactions contemplated hereby or perform its obligations hereunder.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE 4.0 — ADDITIONAL COVENANTS AND TERMINATION

4.1           Use of the Nimiq 5 Satellite for the Intended Purpose

(a)   Telesat agrees, ***, to obtain and maintain all Canadian Authorizations, including without limitation the DBS Slot License and the Radio Authorization; provided that with respect to Canadian Authorizations which are to be obtained and/or maintained by Canadian Governmental Entities, Telesat shall use commercially reasonable efforts to support such Canadian Governmental Entities in obtaining and maintaining such Canadian Authorizations; further provided that, if following the Effective Date of this Agreement additional Canadian Authorization(s) is required solely due to an Authorization or other requirement of ***

(b)   Customer agrees, *** In accordance with requests made and instructions given by Customer, Telesat shall use commercially reasonable efforts ***, to support Customer’s efforts to obtain and maintain all United States Authorizations.

(c)   Customer’s use of the Customer RF Channel Services and/or the *** to provide services outside of the United States (and thereby beyond the Intended Purpose herein stated) shall be permitted, ***. In accordance with requests made and instructions given by Customer, Telesat shall use commercially reasonable efforts ***, to support Customer’s efforts to obtain and maintain such Authorizations as may be required for Customer’s expanded use.  ***

4.2           Termination

This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Satellite Service Commencement Date (except where a different timeframe has been expressly stated below):

(a)   ***

(b)   at the option of Customer, if the Nimiq 5 Satellite has not been launched by ***

(c)   at the option of Customer, if the Satellite Service Commencement Date has not occurred within the earlier of: ***

(d)   ***

4.3           Liabilities in Event of Termination

(a)   Subject to Section 4.3(b) and except as expressly set forth to the contrary herein, the termination or expiration of this Agreement will in no way limit any obligation or liability of either Party based on or arising from a breach or default by such Party with respect to any of its representations or warranties contained in this Agreement, or with respect to any of its covenants or agreements contained in this Agreement which by their terms were to be performed prior to the date of termination or expiration, nor shall any such termination or expiration release either Party from any liabilities or obligations under this Agreement, including without limitation any liabilities or obligations under Section 2.4 or under Section E, Section G.3(d), Section I.5 or Section J of Schedule 1.

(b)   Upon the termination of this Agreement pursuant to Section 4.2, the Parties shall have no further obligations or liabilities to each other hereunder or in respect to the transactions contemplated hereby, except as otherwise provided under Section 2.4(b) and Section 2.4(c).

4.4           General Rights and Remedies

Subject to the exclusions and limitations of liability in the Terms and Conditions, in the event any representation or warranty of any Party contained in this Agreement shall prove to have been incorrect in any material respect when made or deemed to have been made or if any Party fails to perform, observe or comply with any of its covenants or agreements contained in this Agreement, the other Party will be entitled to whatever rights or remedies are available at law or in equity.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

4.5           Undertakings With Respect to the Customer RF Channel Services in the Event of Certain Underutilization Circumstances

(a)   In the event that, after the Satellite Service Commencement Date,  Telesat is receiving monthly fees *** for less than *** RF Channels on the Nimiq 5 Satellite in aggregate *** then Telesat may, subject to the balance of this subsection 4.5(a), at any time thereafter offer to enter into an agreement with Customer for the procurement of thirty-two whole RF channel services with CONUS coverage (the “Customer 4.5 Replacement Services”) on a replacement satellite at the Orbital Position (the “Customer 4.5 Replacement Satellite”) at pricing to Customer that shall be determined ***and otherwise on terms and conditions substantially similar to the terms and conditions of this Agreement (the “Customer 4.5 Offer”).  Within *** of receipt of the Customer 4.5 Offer, Customer may elect to accept the Customer 4.5 Offer by giving written notice of acceptance.  ***

(b)   If Customer timely accepts a Customer 4.5 Offer, then Customer shall be entitled *** until the Customer 4.5 Replacement Satellite is placed into commercial operation at the Orbital Position.

(c)   If Customer does not timely accept a Customer 4.5 Offer, then ***

(d)   If Customer does not timely accept a Customer 4.5 Offer then Telesat shall ***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE 5.0 — ***

***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE 6.0 — FREQUENCY COORDINATION AND SATELLITE CONFIGURATION

6.1           The Parties acknowledge and agree that the Nimiq 5 Satellite will be operated consistent with the ***. The Parties further agree that, notwithstanding anything to the contrary set forth herein, Telesat shall ***.   For the avoidance of doubt, Customer must operate within the existing Frequency Coordination Limits, and Customer shall pay for the Customer RF Channel Services under this Agreement, as if the Nimiq 5 Satellite fully meets the Performance Specifications ***, if the sole reason that it is not meeting such Performance Specifications is due to the Nimiq 5 Satellite being operated in accordance with the existing Frequency Coordination Limits.

Telesat agrees to use commercially reasonable efforts to coordinate the Orbital Position with other operators and administrations in accordance with written instructions provided by Customer at any time and from time to time.  Furthermore, Telesat shall, provided that it would be consistent with the health, safety, and performance of the Nimiq 5 Satellite configure the Nimiq 5 Satellite in accordance with written instructions received from EchoStar at any time and from time to time.

Nothing herein shall be deemed to require Telesat to accept concessions in connection with any coordination activities contemplated herein ***, acting in a commercially reasonable manner, nor shall Telesat have *** if any such coordination cannot be achieved.  Notwithstanding the immediately preceding sentence, each Party acknowledges and agrees that the other Party shall be entitled to *** of the first Party’s obligations under this Section.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE 7.0. — INTENTIONALLY OMITTED

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

ARTICLE 8.0 — MISCELLANEOUS

8.1           Parties Obligated and Benefited

This Agreement will be binding upon the Parties and their respective permitted assigns and successors in interest and will inure solely to the benefit of the Parties and their respective permitted assigns and successors in interest, and no other Person will be entitled to any of the benefits conferred by this Agreement or to rely on the provisions hereof in any action, suit, proceeding, hearing or other forum.  Neither Party shall be permitted to assign any of its rights under this Agreement or delegate any of its duties or obligations under this Agreement without the prior written consent of the other Party, provided that either Party may, without the consent of the other Party, assign its rights and obligations hereunder to:

(a)   any Affiliate; or

(b)   any successor Person in connection with any merger or reorganization of its business; or

(c)   its *** of the Nimiq 5 Satellite or the Customer RF Channel Services, as the case may be; or

(d)   the *** in the Nimiq 5 Satellite and the RF Channels upon the occurrence of a; ***

8.2           Notices

Any notice required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission, or by first class certified mail, postage prepaid, or by overnight courier service, charges prepaid, to the party to be notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address or fax number as such party may have substituted by written notice to the other party.  The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by mail or by overnight courier service) shall constitute the giving thereof.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

If directed to Telesat:

Telesat Canada

***

Attention: VP North America Sales

With copy to General Counsel

If directed to Customer:

EchoStar Corporation

100 Inverness Terrace East

Englewood, Colorado 80112

***

Attention: Senior VP Space Programs and Operations

With copy to

EchoStar Corporation

9601 S. Meridian Blvd.

Englewood, Colorado 80112

***

Attention: General Counsel

8.3           Expenses

Except as otherwise expressly provided herein, all costs and expenses *** incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by ***

8.4           Non-Merger

Except as otherwise expressly provided in this Agreement, the covenants, representations and warranties of the Parties contained in this Agreement shall not merge on and shall survive the Satellite Service Commencement Date and, notwithstanding any investigation made by or on behalf of either Party, shall continue in full force and effect throughout the Term.

8.5           Governing Law

This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.  Any controversy or claim arising out of or relating to this Agreement, or the breach, termination or validity thereof, shall be determined by binding arbitration administered by the American Arbitration Association in accordance with its then-current International Arbitration Rules and Supplementary Procedures for Large, Complex Disputes, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.  The number of arbitrators shall be three. Within 15 days after the commencement of arbitration, each Party shall select one person to act as an arbitrator and the two selected shall select a third arbitrator within 10 days of their appointment.  If the arbitrators selected by the parties are unable or fail to agree upon a third arbitrator within twenty (20) days after the commencement of the arbitration, the third arbitrator shall be selected by the American Arbitration Association.  The place of arbitration shall be New York City, New York USA.  The language of the arbitration shall be English.  The arbitrators shall have no authority to award punitive or other damages not measured by the prevailing party’s actual damages.  In furtherance and without limitation of the foregoing, the arbitrators shall not award consequential damages in any arbitration initiated under this Section 8.5.  The arbitrators shall award to the prevailing party, in addition to any other money damages awarded, its reasonable costs, including reasonable attorneys’ fees, in successfully bringing or defending against such arbitration.  The award of the arbitrators shall be in writing, shall be signed by a majority of the

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

arbitrators, and shall be accompanied by a reasoned opinion, including findings of fact, the reasons for the disposition of each claim, and a breakdown of any monetary award as to specific claims (if applicable).  Except as may be required by law, neither a party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties.  Notwithstanding the foregoing, the request by either party for equitable relief, including without limitation preliminary or permanent injunctive relief, shall not be subject to arbitration under this Section 8.5, and may be adjudicated before any court of competent jurisdiction.

8.6           U.S. Export Control

The Parties agree and acknowledge that in connection with their respective obligations under this Agreement, they shall at all times comply with the laws, rules and regulations of the United States regarding export restrictions, including, without limitation, the International Traffic in Arms Regulations, 22 CFR §§ 120-130.  This Section shall survive the expiration or termination of this Agreement.

8.7           Injunctive Relief

Notwithstanding anything to the contrary set forth herein, the Parties agree that each of them shall be entitled to injunctive relief, if necessary, in order to prevent the other Party from willfully breaching its obligations under this Agreement or to compel the other Party to perform its obligations under this Agreement.  Each Party acknowledges that in the event that it willfully breaches its obligations under this Agreement, the harm suffered by the other Party would not be adequately compensated by monetary damages and there would be no adequate remedy at law for the first Party’s willful breach or failure to perform and, accordingly, the other Party shall be entitled to specific performance and injunctive relief (in addition to any other remedies available at law or in equity) specifically preventing any such willful breach and enforcing the provisions not being performed hereunder.

8.8           Counterparts

This Agreement may be executed by facsimile and/or in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

8.9           Conditions Subsequent

Notwithstanding anything to the contrary contained herein, this Agreement shall not become effective until and unless:

(a)           both of the following conditions (i) and (ii) have been met:

(i)           all Canadian Authorizations are issued *** to (x) Telesat to launch and operate the Nimiq 5 Satellite and/or to provide the Customer RF Channel Services to Customer under the terms and conditions of this Agreement, and/or (y) Telesat and/or Customer to (A) uplink from the United States to, and downlink into the United States from, the Nimiq 5 Satellite at the Orbital Position, and/or (B) use the Customer RF Channel Services for the Intended Purpose; and

(ii)           as of the satisfaction of condition (i) immediately above there shall not have been instituted any *** to (x) Telesat to launch and operate the Nimiq 5 Satellite and/or to provide the Customer RF Channel Services to Customer under the terms and conditions of this Agreement, and/or (y) Telesat and/or Customer to (A) uplink from the United States to, and downlink into the United States from, the Nimiq 5 Satellite at the Orbital Position, and/or (B) use the Customer RF Channel Services for the Intended Purpose;

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

OR

(b)           there has occurred a Satellite Failure or a launch failure of the Nimiq 5 Satellite (for purposes of this Section 8.9 only, “Satellite Failure” means the total destruction, failure or loss of the Nimiq 5 Satellite, ***).

The first date upon which either condition (a) above or condition (b) above has been satisfied is referenced herein as the “Effective Date.”

***

8.10         Notwithstanding Article 8.9, the Parties agree that the following provisions shall become effective as of the Execution Date: (i) Telesat’s notice obligations under the first two sentences of Section 2.1(b); (ii) each Party’s obligations under Section 2.2(b) (except for the second sentence thereof); (iii) Sections 2.2(c), 2.2(d) and 2.2(e); and (iv) the confidentiality provisions, including restrictions on the use of proprietary information (and associated remedy provisions) contained in this Agreement (including without limitation Schedule 1 hereto).

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

IN WITNESS WHEREOF each of the parties hereto has duly executed this Agreement under the hands of its proper officers duly authorized in that behalf effective as of the Effective Date.

TELESAT CANADA

By:
Name:
Title:

ECHOSTAR CORPORATION

By:
Name:
Title:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 1

Terms And Conditions

For Full Period Whole RF Channel Service

On The Nimiq 5 Satellite

***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 2

PERFORMANCE SPECIFICATIONS

***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 3

AVAILABILITY OF *** RF CHANNELS

***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 4

ADVANCED PAYMENTS

***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 5

MOA TRANSITION PROVISIONS

***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

SCHEDULE 6

ACCESS REQUIREMENTS

***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.